Exhibit 99.12

Bridgehouse Marine Limited

Unaudited group profit and loss account for the six month
periods ended 30 June 2014 and 30 June 2013

	2014	2013
	£’000	£’000
Turnover (including share of joint ventures and associates)	70,017	69,258
Less: share of joint ventures’ turnover	(319)	(560)
share of associates’ turnover	(16,967)	(21,560)
Group turnover	52,731	47,138

Other operating (charges) / credits	(1,756)	883
Other operating costs (net)	(43,917)	(37,210)

Operating costs	(45,673)	(36,327)

Group operating profit	7,058	10,811

Share of joint ventures’ operating profit	70	287
Share of associates’ operating profit	1,503	1,159
Profit on sale of tangible fixed assets	—	84
Interest receivable and similar income
– Group	1,082	37
– Joint ventures	232	271
– Associates	5	—
	1,319	308

Interest payable and similar charges
– Group – Interest payable	(1,425)	(2,461)
– Exchange gain/(loss)	1,407	(1,551)
– Joint ventures	—	—
– Associates	(104)	(120)
	(122)	(4,132)

Profit on ordinary activities before taxation	9,828	8,517

Tax on profit (loss) on ordinary activities
– Group	(132)	(1)
– Joint ventures	(2)	(25)
– Associates	(309)	(186)

Profit on ordinary activities after taxation	9,385	8,305

Minority interest	(881)	(755)

Profit for the financial period	8,504	7,550

Bridgehouse Marine Limited

Unaudited group balance sheet as at 30 June 2014 and 30 June 2013
Company Number 04352407

			2014		2013
	Note	£’000	£’000	£’000	£’000
Fixed assets
Intangibles
Negative goodwill	2		(10,755)		(12,125)
Tangible assets	3		96,465		103,673
Investments in joint ventures
Share of gross assets		15,159		17,492
Share of gross liabilities		(357)		(274)
	4	14,802		17,218

Investment in associates	4	30,217		33,632

Other investments	4	—		186

Fixed asset investments	4		45,019		51,036
			130,729		142,584

Current assets
Stocks		7,337		5,365
Debtors: amounts falling due within one year	5	45,277		40,047
Debtors: amounts falling due after more than one year	5	4,465		4,614
Cash at bank and in hand	6	21,183		33,410
		78,262		83,436

Creditors: amounts falling due within one year	7	(40,100)		(45,158)

Net current assets			38,162		38,278
Total assets less current liabilities			168,891		180,862

Creditors: amounts falling due after more than one year	8		(47,991)		(45,061)

Provisions for liabilities	9		(1,331)		(11,054)

Net assets excluding pension liability			119,569		124,747

Pension liability			(29,212)		(22,072)

Net assets including pension liability			90,357		102,675

Capital and reserves
Called up share capital	10		1,266		1,266
Revaluation reserve	11		30,595		34,680
Profit and loss account	11		48,371		55,246
Total shareholders’ funds	12		80,232		91,192
Minority interest			10,125		11,483
			90,357		102,675

Bridgehouse Marine Limited

Unaudited group cash flow statement for the six month
periods ended 30 June 2014 and 30 June 2013

			2014		2013
	Note	£’000	£’000	£’000	£’000
Reconciliation of operating profit to net cash inflow from operating activities
Operating profit		7,058		10,811
Depreciation on tangible fixed assets		5,379		5,435
Amortisation on intangible assets		(680)		(690)
Loss on disposal of tangible fixed assets		25		—
Difference between pension charge and cash contributions		(1,881)		(3,530)
Currency translation differences		1,456		(430)
Increase in inventories		(1,472)		(1,109)
Decrease in receivables		3,091		3,184
Increase / (decrease) in creditors		7,316		(3,721)
Net cash inflow from operating activities			20,292		9,950

Dividends from joint ventures / associates			1,145		926

Returns on investment and servicing of finance
Interest received		1,841		37
Interest paid		(1,425)		(2,461)
Dividends paid to minority interests		(498)		—
Net cash outflow from returns on investment and service of finance			(82)		(2,424)

Taxation
UK taxes paid		(21)		(21)
Overseas taxes paid		(113)		—
Net cash outflow from taxation			(134)		(21)

Capital expenditure and financial investment
Purchase of plant and equipment		(961)		(2,856)
Proceeds on disposal of plant and equipment		—		101
Short term loan advances repaid		14,500		—
Short term loan advances		(15,000)		—
Net cash outflow from capital expenditure and financial investment			(1,461)		(2,755)

Acquisitions and disposals
Prior period sale of business operations		(17,942)		—
Net cash outflow from acquisitions and disposals			(17,942)		—

Finance
Repayment of finance lease capital		(18,179)		(2,033)
Loan advanced		12,143		—
Repayment of loan		(582)		—
Net cash outflow from financing			(6,618)		(2,033)

Management of liquid resources (Decrease) / increase in cash	14		(4,800)		3,643

Bridgehouse Marine Limited

Notes to the interim condensed consolidated financial statements for the periods ended 30 June 2014 and 30 June 2013

1    Accounting policies

Accounting periods

The accounting reference date of the Group is 31 December. The interim condensed consolidated financial statements are for the six months ended 30 June 2014 and the six months ended 30 June 2013. The interim condensed consolidated financial statements are unaudited.

Basis of preparation

The interim condensed consolidated financial statements have been prepared on a going concern basis using the recognition and measurement criteria of United Kingdom Generally Accepted Accounting Practice. The accounting policies used in the preparation of these interim condensed consolidated financial statements are the same as those set out in the statutory financial statements of the Group for the period ended 31 December 2013.

Going Concern

Having reviewed the Group’s cash flow projections for the next 12 months after the date of these interim condensed consolidated financial statements, the directors are confident they will have adequate resources to meet the requirements of the business for the foreseeable future. The directors have therefore prepared these interim condensed consolidated financial statements on a going concern basis.

2    Intangible fixed assets

Negative goodwill
£’000
Cost
At 1 January 2014 and 30 June 2014	(57,120)
Accumulated amortisation
At 1 January 2014	45,685
Provided in the period	680
At 30 June 2014	46,365
Net Book Value
At 30 June 2014	(10,755)
At 31 December 2013	(11,435)
Cost
At 1 January 2013 and 30 June 2013	(57,120)
Accumulated amortisation
At 1 January 2013	44,305
Provided in the period	690
At 30 June 2013	44,995
Net Book Value
At 30 June 2013	(12,125)
At 31 December 2012	(12,815)

Bridgehouse Marine Limited

Notes to the interim condensed consolidated financial statements for the periods ended 30 June 2014 and 30 June 2013(continued)

3    Tangible assets

	Cable-ships and submersibles	Assets under construction	Motor vehicles and plant	Land & Buildings Short leasehold	Total
	£’000		£’000	£’000	£’000
Cost or valuation
At 1 January 2014	132,217	7,108	12,943	12,494	164,762
Exchange rate revaluation	(1,139)	—	—	—	(1,139)
Additions	—	961	—	—	961
Disposals	(56)	—	—	—	(56)
Reclassification	7,013	(7,013)	—	—	—
At 30 June 2014	138,035	1,056	12,943	12,494	164,528
Accumulated depreciation
At 1 January 2014	41,147	—	12,850	8,902	62,899
Exchange rate revaluation	(185)	—	—	1	(184)
Provided for the period	5,239	—	5	135	5,379
Disposals	(31)	—	—	—	(31)
At 30 June 2014	46,170	—	12,855	9,038	68,063
Net book value
At 30 June 2014	91,865	1,056	88	3,456	96,465
At 31 December 2013	91,070	7,108	93	3,592	101,863
Cost or valuation
At 1 January 2013	131,071	889	12,951	12,496	157,407
Exchange rate revaluation	2,110	—	—	—	2,110
Additions	—	2,835	21	—	2,856
Disposals	(1,193)	—	(34)	—	(1,227)
Reclassification	126	(126)	—	—	—
At 30 June 2013	132,114	3,598	12,938	12,496	161,146
Accumulated depreciation
At 1 January 2013	32,134	—	12,564	8,465	53,163
Exchange rate revaluation	87	—	—	—	87
Provided for the period	5,192	—	72	171	5,435
Disposals	(1,179)	—	(33)	—	(1,212)
At 30 June 2013	36,234	—	12,603	8,636	57,473
Net book value
At 30 June 2013	95,880	3,598	335	3,860	103,673
At 31 December 2012	98,937	889	387	4,031	104,244

Bridgehouse Marine Limited

Notes to the interim condensed consolidated financial statements for the periods ended 30 June 2014 and 30 June 2013(continued)

4    Investments

	Joint Ventures*	Associates*	Sub Total	Other investment	Total
	£’000	£’000	£’000	£’000	£’000

At 1 January 2014	14,974	31,693	46,667	—	46,667
Exchange rate revaluation	(472)	(1,426)	(1,898)	—	(1,898)
Additions	—	—	—	—	—
Dividends received	—	(1,145)	(1,145)	—	(1,145)
Share of retained profit for the period	300	1,095	1,395	—	1,395
At 30 June 2014	14,802	30,217	45,019	—	45,019
At 1 January 2013	17,172	30,680	47,852	60	47,912
Exchange rate revaluation	439	2,099	2,538	—	2,538
Additions	—	—	—	126	126
Dividends received	(926)	—	(926)	—	(926)
Share of retained profit for the period	533	853	1,386	—	1,386
At 30 June 2013	17,218	33,632	50,850	186	51,036

*Share of net assets

5    Debtors

	2014	2013
	£’000	£’000
Amounts due within one year:
Trade debtors	22,551	19,524
VAT	—	298
Other debtors	17,675	12,759
Prepayments and accrued income	5,051	7,466

	45,277	40,047
Amounts due after more than one year:
Other debtors	4,465	4,614

6    Cash at bank and in hand

	2014	2013
	£’000	£’000

Cash at bank	19,468	33,410
Restricted cash	1,715	—

	21,183	33,410

Bridgehouse Marine Limited

Notes to the interim condensed consolidated financial statements for the periods ended 30 June 2014 and 30 June 2013(continued)

7    Creditors: amounts due within one year

	2014	2013
	£’000	£’000

Trade creditors	8,328	2,348
Obligations under finance leases and hire purchase contracts	2,157	21,897
Obligations under loans	2,606	—
UK Corporation tax	31	33
Other taxation and social security	705	472
Other creditors	2,916	3,007
Accruals and deferred income	23,357	17,401
	40,100	45,158

8    Creditors: amounts falling due after more than one year

	2014	2013
	£’000	£’000

Obligations under finance leases and hire purchase contracts	34,987	41,144
Obligations under loans	8,547	—
Accruals and deferred income	4,457	3,917
	47,991	45,061

9    Provision for liabilities

	SPA settlement provision	Insurance Provisions	Deferred tax	Total
	£’000	£’000	£’000	£’000

At 1 January 2014	17,942	725	618	19,285
Exchange adjustment	—	—	(12)	(12)
Paid during the period	(17,942)	—	—	(17,942)
At 30 June 2014	—	725	606	1,331
At 1 January 2013	9,480	905	652	11,037
Exchange adjustment	—	—	17	17
At 30 June 2013	9,480	905	669	11,054

Bridgehouse Marine Limited

Notes to the interim condensed consolidated financial statements for the periods ended 30 June 2014 and 30 June 2013(continued)

10    Called up share capital

	2014	2013
	£’000	£’000

Authorised
2,000,000 ordinary shares of £1 each	2,000	2,000

Allotted, called up and fully paid
1,266,000 ordinary shares of £1 each	1,266	1,266

11    Reserves

	Revaluation reserve	Profit and loss account
	£’000	£’000

At 1 January 2014	32,431	39,740
Profit for the financial period	-	8,504
Depreciation on revalued assets	(1,465)	1,465
Net translation differences on foreign currency	(371)	(1,338)
At 30 June 2014	30,595	48,371

At 1 January 2013	35,763	43,864
Profit for the financial period	-	7,550
Depreciation on revalued assets	(1,625)	1,625
Net translation differences on foreign currency	542	2,207
At 30 June 2013	34,680	55,246

Bridgehouse Marine Limited

Notes to the interim condensed consolidated financial statements for the periods ended 30 June 2014 and 30 June 2013(continued)

12    Statement of changes in equity

	Share capital	Revaluation reserve	Retained profits	Total shareholders’ funds
	£’000	£’000	£’000	£’000

At 1 January 2014	1,266	32,431	39,740	73,437

Profit for the financial period	—	—	8,504	8,504
Depreciation on revalued assets	—	(1,465)	1,465	—
Currency translation differences on foreign currency net investments	—	(371)	(1,338)	(1,709)
At 30 June 2014	1,266	30,595	48,371	80,232

At 1 January 2013	1,266	35,763	43,864	80,893
Profit for the financial period	—	—	7,550	7,550
Depreciation on revalued assets	—	(1,625)	1,625	—
Currency translation differences on foreign currency net investments	—	542	2,207	2,749
At 30 June 2013	1,266	34,680	55,246	91,192

13    Reconciliation of cash flow to movement in net debt

	2014	2013
	£’000	£’000

(Decrease) / increase in cash	(4,800)	3,643
Cash inflow from change in debt	6,618	2,033

Movement in net debt resulting from cash flows	1,818	5,676
Exchange Translation	1,185	(2,739)

Movement in net debt	3,003	2,937
Opening net debt	(30,117)	(32,568)

Closing net debt	(27,114)	(29,631)

Bridgehouse Marine Limited

Notes to the interim condensed consolidated financial statements for the periods ended 30 June 2014 and 30 June 2013(continued)

14    Analysis of net debt

	At 1 January 2014	Cash flow	Exchange adjustment	At 30 June 2014
	£’000	£’000	£’000	£’000

Cash at bank and in hand	25,983	(4,800)	—	21,183
Finance leases	(56,100)	18,179	777	(37,144)
Loans	—	(11,561)	408	(11,153)
		6,618
Total	(30,117)	1,818	1,185	(27,114)

Cash at bank and in hand includes an amount of £1,715,000 which is held in a security account for the purposes of the new loan arrangement in the year.

	At 1 January 2013	Cash flow	Exchange adjustment	At 30 June 2013
	£’000	£’000	£’000	£’000

Cash at bank and in hand	29,767	3,643	—	33,410
Finance leases	(62,335)	2,033	(2,739)	(63,041)
Total	(32,568)	5,676	(2,739)	(29,631)